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Vericel Corporation




64 Sidney Street




Cambridge, MA 02139




T  617-588-5555     F  617-588-5554




www.vcel.com






LIMITED POWER OF ATTORNEY FOR



SECTION 16 AND RULE 144 REPORTING OBLIGATIONS











            Know all by these presents, that the undersigned's hereby makes, constitutes and appoints each of Dominick Colangelo, Gerard Michel and Mitchell S. Bloom as the undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:







(1) prepare, execute, acknowledge, deliver and file Forms 3, 4, and 5 (including any amendments thereto) with respect to the securities of Vericel Corporation, a Michigan corporation (the "Company"),



with the United States Securities and Exchange Commission, any national securities exchanges and the



Company, as considered necessary or advisable under Section 16(a) of the Securities Exchange Act of



1934 and the rules and regulations promulgated thereunder, as amended from time to time (the



"Exchange Act");







(2) prepare, execute, acknowledge, deliver and file Forms 144 in accordance with Rule 144 under the Securities Act of 1933 (the Securities Act), and other documents in connection therewith as necessary or desirable to be done under Rule 144;







(2) seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and







(3) perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.







The undersigned acknowledges that:







(1) this Power of Attorney authorizes, but does not require, such attorney-in-fact to act in his or her discretion on information provided to such attorney-in-fact without independent verification of such information;






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(2)         any documents prepared and/or executed by such attorney-in-fact on behalf of the undersigned



pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;







(3) neither the Company nor such attorney-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirements of the Exchange Act or the Securities Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange
Act; and







(4) this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the Securities Act or the Exchange Act, including without limitation the reporting requirements under Section 16 of the Exchange Act.







            The undersigned hereby gives and grants the foregoing attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.







            This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to such attorney-in-fact.







             IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of June, 2019.



















                                         /s/ Michael Halpin
                                         Signature















                                           Michael Halpin
                                         Print Name











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